GreenwoodHall

Helping Higher Education Transform & Prosper



Symbol: ELRN
greenwoodhall.com

Investor Presentation
July 2016

Forward-Looking Statements

The information in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding Greenwood Hall’s business strategy as well as other statements that are not historical facts. Forward-looking statements also include but are not limited to those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," “strategy,” "targets," “path,” “on track,” “trends or trending,” and/or similar expressions. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, Greenwood Hall does not have any intention or obligation to publicly update or revise any forward-looking statements after Greenwood Hall distributes this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in Greenwood Hall’s SEC filings.

Greenwood Hall Snapshot

Higher education is experiencing disruptive change. Colleges must pivot to new markets, provide high-touch student support, and deliver ROI to their consumers. We provide turn-key solutions that provide real results in these areas.

- Established tech-enabled solutions platform with 10 year track-record
- 49% EdTech revenue growth in Q3-2016 with 90-100% expected in FY-2017
- Recurring subscription revenue model with established institutional clients
- Infrastructure, strategy, and human talent that help schools recruit, support, and create enduring relationships with students
- 95% of education clients are public or non-profit institutions that are highly coveted "brand-name" clients

GreenwoodHall

Investment Opportunity

- One of only a few EdTech PUBCO companies with main comp trading in excess of 6x revenue
- 18 new contracts signed to date in FY-2016 compared to 8* last year
- Achieved 49% EdTech revenue growth in most recent quarter* and anticipating 90-100% education sales growth in FY-2016
- 75% Adjusted EBITDA improvement in Q3-2016*; expected to achieve positive EBITDA on an adjusted basis for full-year FY-2017
- 10 year solid operating track-record in Higher Education with brand name clients and average customer retention exceeding 5 years
- 1 of only 3 public companies in a subsector with substantial investor interest

**When compared to same period in FY-2015. Adjusted EBITDA projections are Non-GAAP.*

Higher Ed Disruption = Large Opportunity

Higher Education is Experiencing a Disruptive Change

- Fierce competition for students
- Changing demographics
- Students expect "on-demand" support
- Over $1.3 trillion in student loan debt is unsustainable
- Student and government focus on ROI and outcomes
- Less than 10% of market currently served by industry (4,700 schools)

In Order to Survive and Grow, Colleges and Universities Must:

- Enter new markets
- Deliver ROI
- Fully leverage eLearning
- Provide high-touch student experience

We provide technology-enabled solutions schools need to remain relevant.

Greenwood Hall Value Proposition

We enable colleges and universities to:

- Generate new sources of revenue
- Retain students and protect existing sources of revenue
- Maximize graduation rates and help at-risk students
- Reduce costs by streamlining student support functions including enrollment support, advising, and financial aid counseling
- Increase the attractiveness and effectiveness of their offerings

Greenwood Hall enables schools to generate new sources of revenue and efficiencies critical for survival in the emerging Higher Ed landscape. We can quantify the ROI benefit we provide our education partners.

Recent Developments

- Signed new contracts with total potential value of $ 14.8 million
- Renewed major strategic relationship with 5 year education partner
- New contracts include *University of Arizona, University of Oklahoma, Nevada State*, *College of Southern Nevada*, *Concordia University, Oklahoma City Community College,* and *Troy University*
- Continued reduction in SG&A personnel expenses with 34% improvement in Q3-2016 followed by a reduction in Q2-2016
- Resolved legacy litigation matters that created uncertainty

**When compared guidance for the same period in FY-2016.*
***Adjusted EBITDA projections are Non-GAAP.*

GreenwoodHall

Q3-2016 Financial Highlights

($ in millions)	Q3-2016 Unaudited	Q3-2015 Unaudited
Legacy Business Revenue	$ 681,842	$ 1,182,092
Strategic Growth Business Revenue – EdTech	**$ 1,473,240**	**$988,803**
EdTech Sales Growth	**49%**	
Total Revenue	$2,155,082	$2,170,905
Gross Profit	942,913	806,502
Gross Profit Margin	**44%**	**37%**
Adjusted EBITDA	**($174,237)**	**($ 700,059)**

**Adjusted EBITDA projections are Non-GAAP.*

- Positioned to capitalize on opportunities following completion of operational restructuring
- Expects strong EdTech revenues growth at healthier margins
  - Refocused operations
  - Expanded sales team and new customer wins
  - Enhanced offerings

Financial Outlook For FY-2017

Recent contracts expected to help generate 90-100% increase in EdTech revenue in FY-2017*

- 10 of 18 new contracts have just begun to impact revenues with 49% increase in Q3-2016 EdTech sales and similar growth expected in Q4-2016
- Outlook largely based on existing and newly signed contracts expected to be serviced in the upcoming fiscal year versus speculative contracts
- $ 11.5 – 12.2 million in EdTech Sales expected for FY-2017, compared to $ 6.0 – 6.3 million in projected strategic education revenue in FY-2016
- Positive Adjusted EBITDA** expected for upcoming full fiscal year

**When compared guidance for the same period in FY-2016.*
***Adjusted EBITDA projections are Non-GAAP.*

GreenwoodHall

Growing Client List of Prestigious Institutions

Troy University
UH
The University of Mississippi
The University of Alabama 1831
OU
UMass Lowell
Ohio University
Embry-Riddle Aeronautical University 1926
University of the Southwest
USA
Saint Leo University
Simmons College
Arizona
Medaille College
UCF
Concordia University Portland • Oregon

Growth Strategy To Maximize Shareholder Value

- **Focus on driving EdTech Revenue Growth showing results with 49% segment sales growth in Q3-16**
  - Expanded direct sales force by 200% since Fall 2015
  - 18 new contracts signed in FY-2016 to date
  - Loyal customer base creating additional revenue opportunities
- Executing on comprehensive plan to improve balance sheet through debt restructuring and eliminating other long-term financial risks
- Continued progress towards positive EBITDA with 75% improvement in Adjusted EBITDA in Q3-16
- Generate liquidity for investors by leveraging strong market interest in EdTech sector and public company vehicle

Significant Investor Interest Validates Strategy

- **Only two PUBCO comps. trading at 7.2x and 6.4x revenues respectively**
- Active EdTech market with 30 announced transactions in Q116, up from 13 in Q115
- Validating market for EdTech products and lifecycle management services

Notable Education Technology & Lifecycle Transactions of Companies Comparable to Greenwood Hall		
M&A Transactions	***Date***	***Implied Purchase Price***
Advisory Board Acquires Royall & Company	» January 2015	» $850M (8.9x revenue)
Summit Partners Acquires RuffaloCody	» May 2013	» $220M (2.9x revenue)
Pearson Acquires EmbanetCompass	» October 2012	» $650M (5.0x revenue)
John Wiley & Sons Acquires Deltak	» October 2012	» $220M (4.1x revenue)
Public Comps		
2U, Inc. (NASDAQ: TWOU)	» April 2014	» $1.09B (7.2x revenue)
Instructure, Inc. (NYSE: INST)	» November 2015	» $468.73M (6.4x revenue)

GreenwoodHall

Experienced Leadership Team

John R. Hall, Ed.D. CEO and Co-Founder, Chairman of the Board	» >23 years of experience in the education management, direct response and customer relationship management industries » Founded enCircle Media (built revenue to $20 million before successful sale) » Trusted advisor to university presidents across the U.S. on various higher education issues; Member, Roosevelt University Board of Trustees, USC Pullias Center For Higher Education, Governor Appointed Member, State of California Interagency Coordinating Council » MBA, Pepperdine University; Doctorate of Education, University of Southern California
William Bradfield EVP, Business Development	» >40 years of executive and sales leadership in software, professional services, telecommunications, and education management. Founded Perceptis, Inc., a leading provider of support services to higher education, which he sold to Blackboard, Inc.
Shane Cobb EVP, Talent Management	» 25 years human resources leadership experience e in best-in-class companies, additional roles leading IT, business development, restructuring, facility start-ups and relocations, mergers and acquisitions
David Ruderman EVP, Strategic Relationships	» >25 years of direct marketing experience with a focus on education marketing, 10 years as CMO of Chapman University.
Josh Cage EVP, Operations	» >12 years of experience, in senior operational management positions with Education Management Corporation and University of Phoenix.
Daniel Werner Controller	» >20 years of experience in finance, operations, relationship development and management, business development and strategic planning and infrastructure building.

GreenwoodHall

Distinguished Board of Directors

John Hall, Ed.D. CEO and Co-Founder, Chairman	» >23 years of experience in the education management, direct response and customer relationship management industries » Founded enCircle Media (built revenue to $20M before successful sale) » Trusted advisor to university presidents across the U.S. on various higher education issues; Member, Roosevelt University Board of Trustees, USC Pullias Center For Higher Education, Governor Appointed Member, State of California Interagency Coordinating Council » MBA, Pepperdine University; Doctorate of Education, University of Southern California
Frederic Boyer Independent Director and Audit Committee Chair	» >Seasoned strategic operational and chief financial officer with experience in technology, entertainment, software, and consumer products industries. Has successfully raised over $ 200M in capital through public offering, private equity, and debt financings.
Mike Sims Independent Director	» Held senior executive management positions in diverse industries such as enterprise software, commercial banking, publishing, graduate business education and high profile business federations » 13 years as Executive Officer, Corporate & External Relations for the Graziadio School of Business and Management at Pepperdine University
Matt Toledo Independent Director	» 20 years as Publisher and CEO of *Los Angeles Business Journal* » Previously served as chairman for various business organizations, including the Los Angeles County Economic Development Corporation, Los Angeles Area Chamber of Commerce and the Alliance of Area Business Publications
Lyle Green Independent Director	» 20 years of executive management positions within the telecommunications and direct marketing industry » Partner at MarkeTouch Media since 2002; Vice President of Sales/Marketing
Jonathan Newcomb Independent Director	» Managing director at Berenson & Company, LLC » Former Chairman of Simon & Schuster and >40 years in financial, education and publishing industries

GreenwoodHall

Key Investment Takeaways

- 90%+ EdTech revenue growth expected in FY-2017
- 75% improvement in Adjusted EBITDA in Q3-2016 with full year positive EBITDA on an adjusted basis expected in FY-2017
- 10 year history in EdTech and compelling value proposition
- One of a few publicly-traded companies in emerging, high-growth education technology sector
- Disruption in Higher Ed creates long-term demand for services
- Sector attracting significant investor interest helps maximize interest in ELRN - possible path to trading liquidity and uplisting

Contact Information

Company:

John Hall, Ed.D.
Chief Executive Officer
Greenwood Hall, Inc.
jhall@greenwoodhall.com